Exhibit 1.1
Execution Copy
15,250,000 Common Units
REGENCY ENERGY PARTNERS LP
UNDERWRITING AGREEMENT
August 11, 2010

August 11, 2010
Morgan Stanley & Co. Incorporated
Merrill Lynch, Pierce, Fenner & Smith
               Incorporated
Barclays Capital Inc.
Citigroup Global Markets Inc.
Credit Suisse Securities (USA) LLC
J.P. Morgan Securities Inc.
UBS Securities LLC
Wells Fargo Securities, LLC
          Acting severally on behalf of themselves and the
          several Underwriters named in Schedule I hereto

c/o	Morgan Stanley & Co. Incorporated 1585 Broadway New York, New York 10036
Ladies and Gentlemen:
          Regency Energy Partners LP, a Delaware limited partnership (the “Partnership”), proposes to issue and sell to the several Underwriters named in Schedule I hereto (the “Underwriters”) 15,250,000 common units (the “Firm Units”) representing limited partner interests in the Partnership (the “Common Units”).
          The Partnership also proposes to issue and sell to the several Underwriters not more than an additional 2,287,500 Common Units (the “Additional Units”) if and to the extent that you, as Representatives (herein so called) of the Underwriters and managers of the offering, shall have determined to exercise, on behalf of the Underwriters, the right to purchase such Additional Units granted to the Underwriters in Section 2 hereof. The Firm Units and the Additional Units are hereinafter collectively referred to as the “Units.” This underwriting agreement (this “Agreement”) is to confirm the agreement concerning the purchase of the Units from the Partnership by the Underwriters.
          Regency GP LP, a Delaware limited partnership (the “General Partner”), serves as the general partner of the Partnership and Regency GP LLC, a Delaware limited liability company (“GP LLC”), serves as the general partner of the General Partner. At the Closing Date (as defined herein), the Partnership will be the sole limited partner of Regency Gas Services LP, a Delaware limited partnership (the “Operating Partnership”), and the sole member of Regency OLP GP LLC, a Delaware limited liability company (the “Operating Partnership GP”), which serves as the general partner of the Operating Partnership. ETE GP Acquirer LLC (“ETE Acquirer”), a Delaware limited liability company and a wholly owned subsidiary of Energy Transfer Equity, L.P., a Delaware limited partnership (“ETE” and, together with ETE Acquirer and their affiliates, the “ETE Investors”), is the sole owner of all of the membership interests in GP LLC and is the sole limited partner of the General Partner. Each of Regency Energy Finance Corporation, a Delaware corporation, Regency Liquids Pipeline LLC, a Delaware limited liability company, Regency Field Services LLC, a Delaware limited liability company, Gulf States Transmission Corporation, a Louisiana corporation, Regency Gas Marketing LLC, a Delaware limited liability company, Regency Gas Utility LLC, a Delaware limited liability company, Pueblo Holdings Inc., a Delaware corporation, FrontStreet Hugoton, LLC, a Delaware limited liability company, CDM Resource Management LLC, a Delaware limited liability company, Palafox Joint Venture, a Texas general partnership, Pueblo Midstream Gas Corporation, a Texas corporation, WGP-KHC LLC, a

Delaware limited liability company, Edwards Lime Gathering LLC, a Texas limited liability company (“Edwards Lime Gathering”), Regency Haynesville Intrastate Gas LLC, a Delaware limited liability company, RIGS Haynesville Partnership Co., a Delaware general partnership (“RIGS HPC”), RIGS GP LLC, a Delaware limited liability company (“RIGS GP”), Regency Intrastate Gas LP, a Delaware limited partnership (“Regency Intrastate LP”), Regency Midcontinent Express LLC, a Delaware limited liability company, Regency Midcontinent Express Pipeline I LLC, a Delaware limited liability company, and Midcontinent Express Pipeline LLC, a Delaware limited liability company (“MEP”), is sometimes referred to herein individually as a “Subsidiary” and collectively as the “Subsidiaries.”
          The Partnership, the General Partner, and GP LLC are sometimes referred to herein collectively as the “Regency Entities.” The Partnership, the General Partner, GP LLC, the Operating Partnership and the Operating Partnership GP are sometimes referred to herein collectively as the “Regency Parties.” The Partnership, the General Partner, GP LLC, the Operating Partnership, the Operating Partnership GP and the Subsidiaries are sometimes referred to herein collectively as the “Partnership Entities.”
          The Partnership has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 ASR (File No. 333-163424), including a prospectus, relating to the Units. The registration statement as amended at the time it became effective for purposes of Section 11 of the Securities Act of 1933, as amended (the “Securities Act”), as such section applies to the respective Underwriters (the “Effective Time”), including the information (if any) deemed to be part of the registration statement at the Effective Time pursuant to Rule 430B or Rule 430C under the Securities Act, is hereinafter referred to as the “Registration Statement;” the prospectus in the form first used to confirm sales of Units (or in the form first made available to the Underwriters by the Partnership to meet requests of purchasers pursuant to Rule 173 under the Securities Act) is hereinafter referred to as the “Prospectus.”
          For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act, “Permitted Free Writing Prospectuses” means the free writing prospectuses, if any, identified in Schedule II hereto related to the offering of the Units contemplated hereby that is a “written communication” (as defined in Rule 405 under the Securities Act); “Time of Sale Prospectus” means the preliminary prospectus together with the Permitted Free Writing Prospectuses, if any, and the information included in Schedule III hereto; and the term “road show” has the meaning set forth in Rule 433(h)(4) under the Securities Act and “broadly available road show” means a “bona fide electronic road show” as defined in Rule 433(h)(5) under the Securities Act that has been made available without restriction to any person. As used herein, the terms “Registration Statement,” “preliminary prospectus,” “Time of Sale Prospectus” and “Prospectus” shall include the documents, if any, incorporated by reference therein (the “Incorporated Documents”). The terms “supplement,” “amendment” and “amend” as used herein with respect to the Registration Statement, the preliminary prospectus, the Time of Sale Prospectus, the Prospectus, or any Permitted Free Writing Prospectus shall include all documents subsequently filed by the Partnership with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are deemed to be incorporated by reference therein. The term “ineligible issuer” as used herein has the meaning set forth in Rule 405 under the Securities Act.
          1. Representations and Warranties of the Regency Parties. Each of the Regency Parties, jointly and severally, represents and warrants to and agrees with each of the Underwriters that:
          (a) The Registration Statement has become effective under the Securities Act; no stop order of the Commission preventing or suspending the use of any preliminary prospectus, Time of Sale Prospectus, Prospectus or any Permitted Free Writing Prospectus or the effectiveness of the Registration Statement has been issued, and no proceedings for such purpose have been instituted or, to the Partnership’s knowledge, are threatened by the Commission.

          (b) (i) The Registration Statement complied when it became effective, complies as of the date hereof and, as amended or supplemented, at the Closing Date, each Option Closing Date (as defined herein), if any, and at all times during which a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with any sale of Units, will comply, in all material respects, with the requirements of the Securities Act; (ii) the conditions to the use of Form S-3 in connection with the offering and sale of the Units as contemplated hereby have been satisfied; (iii) the Registration Statement constitutes an “automatic shelf registration statement” (as defined in Rule 405 under the Securities Act); (iv) the Partnership has not received, from the Commission, a notice, pursuant to Rule 401(g)(2), of objection to the use of the automatic shelf registration statement form; (v) as of the determination date applicable to the Registration Statement (and any amendment thereof) and the offering contemplated hereby, and as of each time, if any, an “offer by or on behalf of” (within the meaning of Rule 163 under the Securities Act) the Partnership was made prior to the initial filing of the Registration Statement, the Partnership is and was a “well-known seasoned issuer” as defined in Rule 405 under the Securities Act; (vi) the Registration Statement meets, and the offering and sale of the Units as contemplated hereby complies with, the requirements under Rule 415 under the Securities Act; (vii) the Registration Statement did not, as of the Effective Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (viii) each preliminary prospectus complied, at the time it was filed with the Commission, and complies as of the date hereof, in all material respects with the requirements of the Securities Act; (ix) at no time during the period that begins on the earlier of the date of such preliminary prospectus and the date such preliminary prospectus was filed with the Commission and ends at the Closing Date, did or will any preliminary prospectus, as then amended or supplemented, and taken together with the Public Offering Price (as defined herein) and number of Units and with any combination of one or more of the then issued Permitted Free Writing Prospectuses, if any, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; (x) at no time during the period that begins on the date of any broadly available road show and ends at the Closing Date did or will any broadly available road show, when considered together with the Time of Sale Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; (xi) the Prospectus will comply, as of its date, the date that it is filed with the Commission, the Closing Date, each Option Closing Date, if any, and at all times during which a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with any sale of Units, in all material respects, with the requirements of the Securities Act (including, without limitation, Section 10(a) of the Securities Act); (xii) at no time during the period that begins on the earlier of the date of the Prospectus and the date the Prospectus is filed with the Commission and ends at the later of the Closing Date, the latest Option Closing Date, if any, and the end of the period during which a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with any sale of Units did or will the Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; (xiii) at no time during the period that begins on the date of any Permitted Free Writing Prospectus and ends at the Closing Date did or will any Permitted Free Writing Prospectus include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or conflict with information contained in the Registration Statement, the preliminary prospectus or the Prospectus that has not been superseded or modified; provided, however, that with respect to the foregoing clauses of this Section 1(b), the Regency Parties make no representation or warranty with respect to any statement contained in the Registration Statement, any preliminary prospectus, the Prospectus or any Permitted Free Writing Prospectus in

reliance upon and in conformity with information furnished in writing by or on behalf of an Underwriter through you to the Partnership expressly for use in the Registration Statement, such preliminary prospectus, the Prospectus or such Permitted Free Writing Prospectus; and (xiv) each Incorporated Document, at the time such document was filed with the Commission or at the time such document became effective, as applicable, complied, in all material respects, with the requirements of the Exchange Act and did not include an untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
          (c) Prior to the execution of this Agreement, the Partnership has not, directly or indirectly, offered or sold any Units by means of any “prospectus” (within the meaning of the Securities Act) or used any “prospectus” (within the meaning of the Securities Act) in connection with the offer or sale of the Units, in each case other than the preliminary prospectuses and the Permitted Free Writing Prospectuses, if any; the Partnership has not, directly or indirectly, prepared, used or referred to any Permitted Free Writing Prospectus except in compliance with Rule 163 or with Rules 164 and 433 under the Securities Act; assuming that such Permitted Free Writing Prospectus is so sent or given after the Registration Statement was filed with the Commission (and after such Permitted Free Writing Prospectus was, if required pursuant to Rule 433(d) under the Securities Act, filed with the Commission), the sending or giving, by any Underwriter, of any Permitted Free Writing Prospectus will satisfy the provisions of Rule 164 and Rule 433 (without reliance on subsections (b), (c) and (d) of Rule 164); the conditions set forth in one or more of subclauses (i) through (iv), inclusive, of Rule 433(b)(1) under the Securities Act are satisfied, and the registration statement relating to the offering of the Units contemplated hereby, as initially filed with the Commission, includes a prospectus that, other than by reason of Rule 433, Rule 431 or Rule 430B under the Securities Act, satisfies the requirements of Section 10 of the Securities Act; neither the Partnership nor the Underwriters are disqualified, by reason of subsection (f) or (g) of Rule 164 under the Securities Act, from using, in connection with the offer and sale of the Units, free writing prospectuses pursuant to Rules 164 and 433 under the Securities Act; the Partnership is not an ineligible issuer as of the eligibility determination date for purposes of Rules 164 and 433 under the Securities Act with respect to the offering of the Units contemplated by the Registration Statement, without taking into account any determination by the Commission pursuant to Rule 405 under the Securities Act that it is not necessary under the circumstances that the Partnership be considered an ineligible issuer; the parties hereto agree and understand that the content of any and all road shows related to the offering of the Units contemplated hereby is solely the property of the Partnership.
          (d) Each of the Regency Parties has been duly formed and is validly existing as a limited partnership, limited liability company or corporation, as the case may be, is in good standing under the laws of its jurisdiction of formation or incorporation, with full limited partnership, limited liability company or corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the preliminary prospectus and the Prospectus.
          (e) Each of the Regency Parties is duly registered or qualified to do business and is in good standing as a foreign limited partnership, limited liability company or corporation, as the case may be, in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so registered or qualified and in good standing would not, individually or in the aggregate, (i) have a material adverse effect on the business, properties, financial condition, results of operations or prospects of the Partnership Entities taken as a whole (a “Material Adverse Effect”) or (ii) subject the limited partners of the Partnership to any material liability or disability.
          (f) The General Partner is the sole general partner of the Partnership, with a 2.0% general partner interest in the Partnership; such general partner interest is duly authorized and validly issued in accordance with the limited partnership agreement of the Partnership (as the same may be amended at or prior to the Closing Date, if applicable, the “Partnership Agreement”); and the General Partner owns such general partner interest free and clear of all liens, encumbrances (except for restrictions on transferability contained in Section 4.8 of the Partnership Agreement and as otherwise described in the Registration Statement, the preliminary prospectus and the Prospectus), security interests, equities, charges or claims.
          (g) Immediately prior to the purchase by the Underwriters of any Units pursuant to this Agreement, there will be outstanding 119,619,145 Common Units and 4,371,586 Series A Cumulative Convertible Preferred Units (“Series A Units”), which Series A Units are convertible into Common Units at an initial conversion price of $18.30 per unit, subject to adjustment. All of the Common Units outstanding prior to the issuance of the Units to be sold by the Partnership have been duly authorized and are validly issued in accordance with the Partnership Agreement, fully paid (to the extent required under the Partnership Agreement) and non assessable (except as such nonassessability may be affected by Sections 17-303 and 17-607 of the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”) and as otherwise described in the Prospectus under the caption “The Partnership Agreement—Limited Liability” and in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2009 under Item 1A “Risk Factors — Risks Related to Our Structure”).
          (h) To the knowledge of the Regency Parties, the ETE Investors own 26,266,791 Common Units (the “ETE Units”) and no Series A Units. All of the ETE Units and the limited partner interests represented thereby are duly authorized and validly issued in accordance with the Partnership Agreement, and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303 and 17-607 of the Delaware LP Act and as otherwise described in the Prospectus under the caption “The Partnership Agreement—Limited Liability” and in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2009 under Item 1A “Risk Factors — Risks Related to Our Structure”); and the ETE Units and the Incentive Distribution Rights owned by the General Partner are owned free and clear of all liens, encumbrances (except with respect to the restrictions on transferability contained in Section 4.8 of the Partnership Agreement and as otherwise described in the Prospectus), security interests, equities, charges or claims.
          (i) To the knowledge of the Regency Parties, Regency LP Acquirer, L.P. (“LP Acquirer”), an indirect subsidiary of General Electric Capital Corporation (“GECC”), an indirect subsidiary of General Electric Company (collectively with their affiliates, the “GE Investors”), owns 24,679,577 Common Units (the “GE Investor Units”) and no Series A Units. All of the GE Investor Units and the limited partner interests represented thereby are duly authorized and validly issued in accordance with the Partnership Agreement, and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303 and 17-607 of the Delaware LP Act and as otherwise described in the Prospectus under the caption “The Partnership Agreement— Limited Liability” and in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2009 under Item 1A “Risk Factors — Risks Related to Our Structure”).
          (j) At the Closing Date, or any Option Closing Date, the Units to be sold by the Partnership and the limited partner interests represented thereby will be duly authorized in accordance with the Partnership Agreement and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid (to the extent required under the Partnership Agreement), nonassessable (except as such nonassessability may be affected by Sections 17-303 and 17-607 of the Delaware LP Act and as otherwise described in the Prospectus under the caption “The Partnership Agreement — Limited Liability” and in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2009 under Item 1A “Risk Factors — Risks Related to Our Structure”) and free of any restriction upon voting or transfer thereof pursuant to the Partnership’s Certificate of

Limited Partnership, the Partnership Agreement or any agreement or other instrument to which the Partnership is a party.
          (k) At the Closing Date, other than Edwards Lime Gathering, of which the Partnership will own 60% of the outstanding limited liability company interests, RIGS HPC, of which the Partnership will indirectly own 49.99% of the outstanding partnership interests, RIGS GP and Regency Intrastate LP, which are wholly owned, directly or indirectly, by RIGS HPC, and MEP, of which the Partnership will own, directly or indirectly, 49.9% of the outstanding limited liability company interests, the Partnership will own 100% of the outstanding partnership interests, limited liability company interests or capital stock, as the case may be, in the Operating Partnership, the Operating Partnership GP and each of the Subsidiaries (collectively, the “Operating Subsidiaries”) free and clear of all liens, encumbrances, security interests, equities, charges and claims, except for liens created pursuant to the Fifth Amended and Restated Credit Agreement, effective as of March 4, 2010 (as amended), by and among the Operating Partnership, as Borrower, the Partnership and the other guarantors named therein and the lenders party thereto (the “Credit Agreement”). At the Closing Date and Option Closing Date, if any, such ownership interests will be duly authorized and validly issued in accordance with the organizational documents of the respective Operating Subsidiaries, and will be fully paid (to the extent required under their respective organizational documents) and nonassessable (except as such nonassessability may be affected by Section 18-607 of the Delaware Limited Liability Company Act (the “Delaware LLC Act”), in the case of a Delaware limited liability company, or Sections 17-303 and 17-607 of the Delaware LP Act in the case of a Delaware limited partnership). At the Closing Date and Option Closing Date, if any, in the case of an Operating Subsidiary that is a limited partnership, the general partner interests therein will be duly authorized and validly issued in accordance with the limited partnership agreements of the respective Operating Subsidiaries.
          (l) At the Closing Date and Option Closing Date, if any, GP LLC will own .001% of the outstanding general partner interests in the General Partner and ETE Acquirer will own 99.999% of the outstanding limited partner interests in the General Partner; at the Closing Date and Option Closing Date, if any, all of such interests in the General Partner will be duly authorized and validly issued in accordance with the partnership agreement of the General Partner (as the same may be amended at or prior to the Closing Date, the “General Partner LP Agreement”) and will be fully paid (to the extent required under the General Partner LP Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303 and 17-607 of the Delaware LP Act); and at the Closing Date and Option Closing Date, if any, GP LLC and ETE Acquirer will own such partnership interests free and clear of all liens, encumbrances, security interests, equities, charges or claims, other than as created pursuant to the Credit Agreement in the case of GP LLC.
          (m) At the Closing Date and Option Closing Date, if any, ETE Acquirer will own 100% of the outstanding limited liability company interests in GP LLC; at the Closing Date and Option Closing Date, if any, all of such interests will be duly authorized and validly issued in accordance with the limited liability company agreement of GP LLC (as the same may be amended at or prior to the Closing Date, the “GP LLC Agreement”) and will be fully paid (to the extent required under the GP LLC Agreement) and nonassessable (except as such nonassessability may be affected by Section 18-607 of the Delaware LLC Act); and at the Closing Date and Option Closing Date, if any, ETE Acquirer will own such limited liability company interests free and clear of all liens, encumbrances, security interests, equities, charges or claims.
          (n) Other than its direct or indirect ownership interests in the Operating Subsidiaries, the Partnership does not own, and at the Closing Date and Option Closing Date, if any, will not own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity.

          (o) The Units conform in all material respects to the descriptions thereof, if any, contained or incorporated by reference in the Registration Statement, the preliminary prospectus, the Prospectus and any Permitted Free Writing Prospectus.
          (p) This Agreement has been duly authorized and validly executed and delivered by each of the Regency Parties.
          (q) No Partnership Entity is (i) in violation of its formation, governing or other organizational documents, or (ii) in breach or in violation of or in default under (nor has any event occurred which with notice, lapse of time or both, would result in any breach or violation of, constitute a default under) or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected, except as disclosed in the Registration Statement, the preliminary prospectus and the Prospectus and, in the case of clause (ii) above, for any such breach, violation, default or acceleration that would not have a Material Adverse Effect. The execution, delivery and performance of this Agreement by the Regency Parties, the sale of the Units by the Partnership and the consummation of the transactions contemplated hereby will not (A) conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both, would result in any breach or violation of or constitute a default under) the organizational documents of any of the Partnership Entities, or any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the any of the Partnership Entities, except as disclosed in the Registration Statement, the preliminary prospectus, the Prospectus and any Permitted Free Writing Prospectus or (B) conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both, would result in any breach or violation of or constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which any Partnership Entity is a party or by which any of them or any of their respective properties may be bound or affected, except as disclosed in the Registration Statement, the preliminary prospectus and the Prospectus and for any such breach, violation or default that would not have a Material Adverse Effect.
          (r) Except for any approvals, authorizations, consents, orders or filings that, if not obtained or made, would not have a Material Adverse Effect, no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency is required in connection with the (i) execution, delivery and performance of this Agreement by the Regency Parties or (ii) sale of the Units or the consummation by the Regency Parties of the transactions contemplated hereby, other than registration of the offer and sale of the Units under the Securities Act, which has been or will be effected, and any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Units are being offered by the Underwriters or under the rules and regulations of the Financial Industry Regulatory Authority, formerly known as the National Association of Securities Dealers, Inc. (“FINRA”).
          (s) Except as described in the Registration Statement, the preliminary prospectus and the Prospectus, there are no options, warrants, preemptive rights or other rights to subscribe for or purchase, nor any restriction upon the voting or transfer of, any ownership interests in any Partnership Entity. Except as described in the Registration Statement, the preliminary prospectus and the Prospectus, neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Units or other securities of any of the Partnership Entities, other than as provided in the Partnership Agreement or the right of any person to act as an underwriter or as a financial advisor to any of the Regency Parties in connection with the offer and sale of the Units.
          (t) Each of the Partnership Entities has, or at the Closing Date or any Option Closing Date will have, all licenses, authorizations, consents and approvals of governmental or regulatory authorities (“permits”) as are necessary to own or lease its properties and to conduct its business in the manner described in the Registration Statement, the preliminary prospectus, the Prospectus and any Permitted Free Writing Prospectus, subject to such qualifications as may be set forth in the Registration Statement, the preliminary prospectus and the Prospectus and except for such permits that, if not obtained, would not have a Material Adverse Effect; none of the Partnership Entities is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any such permits, except where such violation, default, revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect.
          (u) All legal or governmental proceedings, affiliate transactions, off-balance sheet transactions, contracts, licenses, agreements, leases or documents of a character required to be described in the Registration Statement, the preliminary prospectus and the Prospectus or to be filed as an exhibit to the Registration Statement have been so described or filed as required.
          (v) Except as described in the Registration Statement, the preliminary prospectus and the Prospectus, there are no actions, suits, claims, investigations or proceedings pending or, to the knowledge of the management of GP LLC after due inquiry, threatened, to which any of the Partnership Entities or of which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, except any such actions, suits, claims, investigations or proceedings that would not result in any judgments, decrees or orders having, individually or in the aggregate, a Material Adverse Effect or preventing consummation of the transactions contemplated hereby.
          (w) (i) KPMG LLP, whose reports on the consolidated financial statements of the Partnership and the General Partner are included or incorporated by reference in the Registration Statement, the preliminary prospectus, the Prospectus or the Permitted Free Writing Prospectuses, if any, containing an audit report, are independent registered public accountants as required by the Securities Act and by the rules of the PCAOB; and (ii) PricewaterhouseCoopers, whose reports on the consolidated financial statements of MEP are included or incorporated by reference in the Registration Statement, the preliminary prospectus, the Prospectus or the Permitted Free Writing Prospectuses, if any, containing an audit report, are independent registered public accountants as required by the Securities Act and by the rules of the PCAOB.
          (x) The financial statements included or incorporated by reference in the Registration Statement, the preliminary prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, together with the related notes and schedules, present fairly the consolidated financial positions of the entities purported to be shown thereby as of the dates indicated and the consolidated results of operations, cash flows and changes in partners’ equity of such entities for the periods specified and have been prepared in all material respects in compliance with the requirements of the Securities Act and Exchange Act and in conformity with U.S. generally accepted accounting principles applied on a consistent basis during the periods involved, except to the extent disclosed therein; all pro forma financial statements or data included or incorporated by reference in the Registration Statement, the preliminary prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, comply in all material respects with the requirements of the Securities Act (including, without limitation, Regulation S-X under the Securities Act) and the Exchange Act (including, without limitation, Regulation G under the

Securities Act), Item 10 under Regulation S-K and Financial Accounting Standards Board Interpretation No. 46, and the assumptions used in the preparation of such pro forma financial statements and data are, in the judgment of the management of GP LLC, reasonable, the pro forma adjustments used therein are appropriate to give effect to the transactions or circumstances described therein and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements and data; the other financial and statistical data contained or incorporated by reference in the Registration Statement, the preliminary prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, are accurately and fairly presented and prepared on a basis consistent with the financial statements and books and records of the Partnership Entities; there are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Registration Statement, the preliminary prospectus or the Prospectus that are not included or incorporated by reference as required.
          (y) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the general affairs, earnings, business, prospects, assets, properties, management, or operations of the Partnership Entities, taken as a whole, from that set forth in the Time of Sale Prospectus.
          (z) The Partnership has obtained, or will obtain prior to the Closing Date, for the benefit of the Underwriters the agreement (a “Lock-Up Agreement”), in the form set forth as Exhibit A hereto, of each of GP LLC’s Executive Officers, non-independent directors, and each holder of the ETE Units, as set forth in Exhibit A-1 hereto. For purposes of this Section 1(z), the term “Executive Officers” means all officers of GP LLC subject to reporting requirements pursuant to Section 16(a) of the Exchange Act and the rules and regulations promulgated thereunder by the Commission.
          (aa) None of the Partnership Entities is now and, after giving effect to the offering and sale of the Units, will not be an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).
          (bb) At the Closing Date and Option Closing Date, if any, each Operating Subsidiary will have good and indefeasible title to all real property (excluding easements or rights-of-way) and good and marketable title to all personal property described in the Registration Statement, the preliminary prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, as being owned by each of them, which real and personal property shall be free and clear of all liens, encumbrances, security interests, equities, charges or claims, except (i) as described, and subject to the limitations contained, in the Registration Statement, the preliminary prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, (ii) that arise under or are expressly permitted by the Credit Agreement, or (iii) as do not materially interfere with the use of such properties taken as a whole as they have been used in the past and are proposed to be used in the future as described in the Registration Statement, the preliminary prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any. All the real and personal property described in the Registration Statement, the preliminary prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, as being held under lease by any of the Partnership Entities is held thereby under valid, subsisting and enforceable leases and with such exceptions as do not materially interfere with the use of such properties in the manner in which such properties are used in the business of the Partnership as described in the Registration Statement, the preliminary prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any.
          (cc) At the Closing Date or Option Closing Date, if any, each of the Partnership Entities will have such consents, easements, rights-of-way, permits or licenses from each person (collectively, “rights-of-way”) as are necessary to conduct its business in the manner described, and subject to the limitations contained, in the Registration Statement, the preliminary prospectus, the Prospectus and the Permitted

Free Writing Prospectuses, if any, except for (i) qualifications, reservations and encumbrances as may be set forth in the Prospectus or that would not have a Material Adverse Effect and (ii) such rights-of-way that, if not obtained, would not have, individually or in the aggregate, a Material Adverse Effect; other than as set forth, and subject to the limitations contained, in the Registration Statement, the preliminary prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, each of the Partnership Entities has, or at the Closing Date and Option Closing Date, if any, following consummation of the transactions contemplated hereby will have, fulfilled and performed, in all material respects, its obligations with respect to such rights-of-way and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or would result in any impairment of the rights of the holder of any such rights-of-way, except for such revocations, terminations and impairments, individually or in the aggregate, that would not have a Material Adverse Effect; and, except as described in the Registration Statement, the preliminary prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, none of such rights-of-way contains any restriction that is materially burdensome to the Partnership Entities, taken as a whole.
          (dd) The Partnership Entities own, or have obtained valid and enforceable licenses for, or other rights to use, the inventions, patent applications, patents, trademarks (both registered and unregistered), trade names, service names, copyrights, trade secrets and other proprietary information described in the Registration Statement, the preliminary prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, as being owned or licensed by them or which are necessary for the conduct of their respective businesses, except where the failure to own, license or have such rights would not, individually or in the aggregate, have a Material Adverse Effect.
          (ee) Except for matters that would not, individually or in the aggregate, have a Material Adverse Effect on the Partnership Entities taken as a whole, (i) there is (A) no unfair labor practice complaint pending or, to the Partnership’s knowledge, threatened against any of the Partnership Entities, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or, to the Partnership’s knowledge, threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Partnership’s knowledge, threatened against any of the Partnership Entities, (C) no union representation dispute currently existing concerning the employees of any of the Partnership Entities, (D) no current or past violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974 (“ERISA”) or the rules and regulations promulgated thereunder concerning the employees of any of the Partnership Entities and (E) to the Partnership’s knowledge, no union organizing activities are currently taking place concerning the employees of any of the Partnership Entities.
          (ff) Except as described in the Registration Statement, the preliminary prospectus and the Prospectus, each of the Partnership Entities and its properties, assets and operations are in compliance with, and hold all permits, authorizations and approvals required under, Environmental Laws (as defined herein), except to the extent that failure to so comply or to hold such permits, authorizations or approvals would not, individually or in the aggregate, have a Material Adverse Effect; except as disclosed in the Registration Statement, the preliminary prospectus and the Prospectus, there are no past, present or, to the Partnership’s knowledge, reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any costs or liabilities to any Partnership Entity under any Environmental Law or any actual or alleged release or threatened release or clean up at any location of any Hazardous Materials, except as would not, individually or in the aggregate, have a Material Adverse Effect; except as disclosed in the Registration Statement, the preliminary prospectus and the Prospectus and except as would not, individually or in the aggregate, have a Material Adverse Effect, no Partnership Entity (i) is the subject of any investigation, (ii) has received any notice or claim, (iii) is a party to or affected by any pending or, to the knowledge of any

Partnership Entity, threatened action, suit or proceeding, (iv) is bound by any judgment, decree or order or (v) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials. As used herein, “Environmental Law” means any federal, state or local laws or regulations relating to the protection of human health and safety and the environment, including those imposing liability or standards of conduct concerning any Hazardous Materials, and “Hazardous Materials” means (A) any “hazardous substance” as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (B) any “hazardous waste” as defined in the Resource Conservation and Recovery Act, as amended, (C) any petroleum or petroleum product, (D) any polychlorinated biphenyl and (E) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law.
          (gg) In the ordinary course of its business, the Partnership Entities conduct a periodic review of the effect of the Environmental Laws on their business, operations and properties, in the course of which they identify and evaluate associated costs and liabilities (including, without limitation, any capital or operating expenditures required for cleanup, closure of properties or compliance with the Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties).
          (hh) The operations of the Partnership Entities are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of jurisdictions where the Partnership Entities conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Partnership Entities with respect to the Anti-Money Laundering Laws is pending or, to the best knowledge of the Regency Parties, threatened.
          (ii) None of the Partnership Entities nor, to the knowledge of the Regency Parties, any director, officer, agent, employee or affiliate of the Partnership Entities or any of their respective subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department.
          (jj) All material tax returns required to be filed by the Partnership Entities have been filed, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been paid, other than those (i) that are being contested in good faith and for which adequate reserves have been provided or (ii) that, if not paid, would not have a Material Adverse Effect.
          (kk) The Partnership Entities maintain insurance covering their properties, operations, personnel and businesses as the Partnership deems reasonably adequate; such insurance insures against such losses and risks to an extent which is reasonably adequate in accordance with customary industry practice to protect the Partnership Entities and their businesses. All such insurance is fully in force on the date hereof and will be fully in force at the Closing Date and any Option Closing Date.
          (ll) Except as disclosed in the Registration Statement, the preliminary prospectus and the Prospectus, the Partnership Entities have not sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in, or filed as an exhibit to, the Registration Statement or any Incorporated Documents, the preliminary prospectus, the

Prospectus or the Permitted Free Writing Prospectuses, if any, and no such termination or non-renewal has been threatened by the Partnership Entities or, to the knowledge of any Partnership Entity, any other party to any such contract or agreement.
          (mm) The Partnership Entities maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with accounting principles generally accepted in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
          (nn) The Partnership has taken all necessary actions to ensure that the Partnership Entities and their respective officers and directors, in their capacities as such, are in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the rules and regulations of the Commission and the NASDAQ promulgated thereunder, including, but not limited to, establishing and maintaining and evaluating “disclosure controls and procedures” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act) and “internal control over financial reporting” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Partnership is made known to the President and Chief Executive Officer of GP LLC and its Chief Financial Officer by others within the Partnership, the General Partner and GP LLC, and such disclosure controls and procedures are effective to perform the functions for which they were established.
          (oo) None of the Partnership, the General Partner or GP LLC has, directly, or indirectly through any subsidiary, extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of GP LLC, or to or for any family member or affiliate of any director or executive officer of GP LLC.
          (pp) Any statistical and market-related data included or incorporated by reference in the Registration Statement, the preliminary prospectus, the Prospectus or the Permitted Free Writing Prospectuses, if any, are based on or derived from sources that the management of GP LLC believes to be reliable and accurate, and the Partnership has obtained the written consent to the use of such data from such sources to the extent required.
          (qq) None of the Partnership Entities nor, to the knowledge of any Partnership Entity, any director, officer, employee or agent of any Partnership Entity has made any payment of funds of any Partnership Entity or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Registration Statement, the preliminary prospectus and the Prospectus.
          (rr) No Regency Party has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Units.
          (ss) To the Partnership’s knowledge, there are no affiliations or associations between any member of the FINRA and any of the General Partner’s officers or directors or the Partnership’s 5% or greater securityholders, except as set forth in the Registration Statement, the preliminary prospectus and the Prospectus.

          (tt) The Partnership is in compliance with the rules of the NASDAQ Stock Market, including, without limitation, the requirements for the continued listing of the Units on the NASDAQ.
          (uu) 1. None of the Partnership Entities, nor any director, officer, or employee thereof, nor, to the knowledge of the Regency Parties, any agent, affiliate or representative of the Partnership Entities, is an individual or entity (“Person”) that is, or is owned or controlled by a Person that is:
               (A) the subject of any sanctions (“Sanctions”) administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”), nor
               (B) located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Burma/Myanmar, Cuba, Iran, North Korea, Sudan and Syria).
               2. The Partnership Entities will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person:
               (A) to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or
               (B) in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).
               3. For the past 5 years, the Partnership Entities have not knowingly engaged in, are not now knowingly engaged in, and will not engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.
In addition, any certificate signed by any officer of the Regency Parties and delivered to the Underwriters or counsel for the Underwriters pursuant to this Agreement shall be deemed to be a representation and warranty by the Regency Parties, as the case may be, as to matters covered thereby, to each Underwriter.
          2. Agreements to Sell and Purchase. The Partnership hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, hereby agrees, severally and not jointly, to purchase from the Partnership at $22.82 per Unit (the “Purchase Price”) the respective number of Firm Units (subject to such adjustments to eliminate fractional Common Units as you may determine) set forth in Schedule I hereto opposite the name of such Underwriter.
          On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Partnership agrees to sell to the Underwriters the Additional Units, and the Underwriters shall have the right to purchase, severally and not jointly, up to 2,287,500 Additional Units at the Purchase Price. You may exercise this right on behalf of the Underwriters in whole or from time to time in part by giving written notice not later than 30 days after the date of this Agreement. Any exercise notice shall specify the number of Additional Units to be purchased by the Underwriters and the date on which such Common Units are to be purchased. Each purchase date must be at least one business day after the written notice is given and may not be earlier than the Closing Date for the Firm Units or later than ten business days after the date of such notice. Additional Units may be purchased as provided in Section 4 hereof solely for the purpose of covering over allotments made in connection with the offering of the Firm Units. On each day, if any, that Additional Units are to be purchased (an “Option Closing Date”), each Underwriter agrees, severally and not jointly, to purchase the number of Additional Units (subject to such adjustments to eliminate fractional Common Units as you may determine) that bears the same proportion to the total number of Additional Units to be purchased on such Option Closing Date as the number of Firm Units set forth in Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm Units.
          3. Terms of Public Offering. The Partnership is advised by you that the Underwriters propose to make a public offering of their respective portions of the Units as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. The Partnership is further advised by you that the Units are to be offered to the public initially at $23.80 per Unit (the “Public Offering Price”) and to certain dealers selected by you at a price that represents a concession not in excess of $0.588 per Unit under the Public Offering Price.
          4. Payment and Delivery. Payment for the Firm Units shall be made to the Partnership in Federal or other funds immediately available in New York City against delivery of such Firm Units for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on August 16, 2010, or at such other time on the same or such other date, not later than August 23, 2010, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the “Closing Date.”
          Payment for any Additional Units shall be made to the Partnership in Federal or other funds immediately available in New York City against delivery of such Additional Units for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on the date specified in the corresponding notice described in Section 2 hereof or at such other time on the same or on such other date, in any event not later than September 29, 2010, as shall be designated in writing by you.
          The Firm Units and Additional Units shall be registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date or the applicable Option Closing Date, as the case may be. The Firm Units and Additional Units shall be delivered to you on the Closing Date or an Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Units to the Underwriters duly paid, against payment of the Purchase Price therefor.
          5. Conditions to the Underwriters’ Obligations.
          (a) The obligations of the Partnership to sell the Units to the Underwriters and the several obligations of the Underwriters to purchase and pay for the Units on the Closing Date and, if applicable, at any Option Closing Date, are subject to the condition that prior to and at the Closing Date and the Option Closing Date, as the case may be, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Securities Act or proceedings initiated under Section 8(d) or 8(e) of the Securities Act; (ii) the Registration Statement and all amendments thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) neither the preliminary prospectus nor the Prospectus and no amendment or supplement thereto shall include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading; and (iv) the Time of Sale Prospectus, and any amendment or supplement thereto, shall not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading; and (v) none of the Permitted Free Writing Prospectuses, if any, shall include an untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.
          The several obligations of the Underwriters are subject to the following further conditions:
          (b) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date or Option Closing Date, as the case may be, there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business, properties, management or operations of the Regency Entities, taken as a whole, from that set forth in the Time of Sale Prospectus as of the date of this Agreement that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Units on the terms and in the manner contemplated in the Time of Sale Prospectus.
          (c) The Underwriters shall have received on the Closing Date and, if applicable, on the Option Closing Date, a certificate in form and substance as set forth in Exhibit E, dated the Closing Date or Option Closing Date, as the case may be, and signed by an executive officer of GP LLC to the effect set forth in Sections 5(a) and (b) above and to the effect that the representations and warranties of the Regency Entities contained in this Agreement are true and correct as of the Closing Date or Option Closing Date, as the case may be, and that the Regency Entities have complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date or Option Closing Date, as applicable.
          The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.
          (d) The Underwriters shall have received on the Closing Date and, if applicable, on the Option Closing Date, an opinion of Mayer Brown LLP, outside counsel for the Partnership, addressed to the Underwriters, and dated the Closing Date or Option Closing Date, as the case may be, with reproduced copies for each of the other Underwriters and in form and substance as set forth in Exhibit B hereto and as otherwise reasonably satisfactory to Vinson & Elkins L.L.P., counsel for the Underwriters.
          The opinion of Mayer Brown LLP described above shall be rendered to the Underwriters at the request of the Partnership and shall so state therein.
          (e) The Underwriters shall have received on the Closing Date and, if applicable, on the Option Closing Date, an opinion of Paul Jolas, Chief Legal Officer of GP LLC, addressed to the Underwriters, and dated the Closing Date or Option Closing Date, as the case may be, with reproduced copies for each of the other Underwriters and in form and substance as set forth in Exhibit C hereto and as otherwise reasonably satisfactory to Vinson & Elkins L.L.P., counsel for the Underwriters.
          (f) The Underwriters shall have received on the Closing Date and, if applicable, on the Option Closing Date, an opinion of Vinson & Elkins L.L.P., counsel for the Underwriters, addressed to the Underwriters, and dated the Closing Date or Option Closing Date, as the case may be, with reproduced copies for each of the other Underwriters and in form and substance as set forth in Exhibit D hereto.
          (g) The Underwriters shall have received, on each of the date hereof and the Closing Date, or any Option Closing Date, as the case may be, a letter dated the date hereof or the Closing Date, or any Option Closing Date, as the case may be, in form and substance satisfactory to the Underwriters from KPMG LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus; provided that the letter delivered on the Closing Date shall use a “cut off date” not earlier than the date hereof.
          (h) The Underwriters shall have received, on each of the date hereof and the Closing Date, or any Option Closing Date, as the case may be, a letter dated the date hereof or the Closing Date, or any Option Closing Date, as the case may be, in form and substance satisfactory to the Underwriters from PricewaterhouseCoopers, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus; provided that the letter delivered on the Closing Date shall use a “cut off date” not earlier than the date hereof.
          (i) The signed Lock Up Agreements referred to in Section 1(z) hereof, each substantially in the form of Exhibit A hereto, between you and each of GP LLC’s Executive officers, non-independent directors, and each holder of the ETE Units, as set forth in Exhibit A-1 hereto, relating to sales and certain other dispositions of Common Units or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.
          The several obligations of the Underwriters to purchase Additional Units hereunder are subject to the delivery to you on the applicable Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Regency Parties, the due authorization and issuance of the Additional Units to be sold on such Option Closing Date and other matters related to the issuance of such Additional Units.
          6. Covenants of the Regency Parties. The Regency Parties, jointly and severally, covenant with each Underwriter as follows:
          (a) To furnish to you, without charge, 14 signed copies of the Registration Statement (including exhibits thereto and documents incorporated by reference) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto but including documents incorporated by reference) and to furnish to you in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 6(e) or 6(f) hereof, as many copies of the Time of Sale Prospectus, the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.
          (b) To advise you promptly before amending or supplementing the Registration Statement, the Time of Sale Prospectus or the Prospectus, to furnish to you and Underwriters’ counsel a copy of each such proposed amendment or supplement for review and comment a reasonable amount of time prior to any proposed filing and not to file any such proposed amendment or supplement to which you reasonably object in writing (unless the Partnership is advised by counsel that it is required by law to make such filing), and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.
          (c) To furnish to you a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by the Partnership and not to use or refer to any proposed free writing prospectus to which you reasonably object.
          (d) Not to take any action that would result in an Underwriter or the Partnership being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder.
          (e) If the Time of Sale Prospectus is being used to solicit offers to buy the Units at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in order to make the statements therein, in the light of the circumstances, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement then on file, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances when the Time of Sale Prospectus is delivered to a prospective purchaser, be misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law.
          (f) If, during such period after the first date of the public offering of the Units as in the opinion of counsel for the Underwriters, the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers to which Units may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law.
          (g) To endeavor to qualify the Units for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request; provided that the Partnership shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Units).
          (h) To make generally available to the Partnership’s unitholders and to you as soon as practicable an earning statement covering a period of at least twelve months beginning with the first fiscal quarter of the Partnership occurring after the date of this Agreement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.
          (i) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Partnership agrees to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Partnership’s counsel and the Partnership’s accountants in connection with the registration and delivery of the Units under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, any free writing prospectus prepared by or on behalf of, used by, or referred to by the Partnership and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified; (ii) all costs and expenses related to the transfer and delivery of the Units to the Underwriters, including any transfer or other taxes payable thereon; (iii) the cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Units under state securities laws and all expenses in connection with the qualification of the Units for offer and sale under state securities laws as provided in Section 6(g) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum; (iv) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Units by the FINRA; (v) all costs and expenses incident to listing the Units on the NASDAQ Global Market and other national securities exchanges and foreign stock exchanges; (vi) the cost of printing certificates representing the Units; (vii) the costs and charges of any transfer agent, registrar or depositary; (viii) the costs and expenses of the Partnership relating to investor presentations on any road show undertaken in connection with the marketing of the offering of the Units, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Partnership, travel and lodging expenses of the representatives and officers of the Partnership and any such consultants, and the cost of any aircraft chartered in connection with the road show; (ix) the document production charges and expenses associated with printing this Agreement and (x) all other costs and expenses incident to the performance of the obligations of the Partnership hereunder for which provision is not otherwise made in this Section 6(i). It is understood, however, that except as provided in this Section 6(i), Section 8 entitled “Indemnity and Contribution” and the last paragraph of Section 10 entitled “Effectiveness; Defaulting Underwriters” hereof, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Units by them and any advertising expenses connected with any offers they may make.
          (j) Except with respect to the filing of a registration statement as required by (i) that certain Registration Rights Agreement dated January 15, 2008 by and among the Partnership, CDM Compression LLC, and CDM Investments, Ltd. relating to 2,401,247 Common Units, (ii) that certain Registration Rights Agreement dated May 26, 2010 by and between ETE and the Partnership relating to 26,266,791 Common Units, (iii) that certain Registration Rights Agreement dated May 26, 2010 by and between the LP Acquirer and the Partnership relating to 24,679,577 Common Units, the Regency Parties covenant and agree with each Underwriter that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Underwriters, they will not, during the period ending 60 days after the date of the Prospectus, (A) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Units or any securities convertible into or exercisable or exchangeable for Common Units, or (B) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Units, whether any such transaction described in clause A or B above is to be settled by delivery of Common Units or such other securities, in cash or otherwise, or (C) file any registration statement with the Commission relating to the offering of any Common Units or any securities convertible into or exercisable or exchangeable for Common Units. The restriction contained in the foregoing sentence shall not apply to (1) the Units to be sold hereunder; (2) the issuance by the Partnership of Common Units upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof which have been disclosed in the Registration Statement, the preliminary prospectus or the Prospectus; (3) the establishment of a trading plan pursuant to Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for the transfer of Common Units, provided that such plan does not provide for the transfer of Common Units during the 60-day restricted period and no public announcement or filing under the Exchange Act regarding the establishment of such plan shall be required of or voluntarily made by or on behalf of the undersigned or the Partnership; or (4) the issuance of Common Units or employee unit options not exercisable during the restricted period pursuant to any benefit plans described in the Registration Statement, the preliminary Prospectus or the Prospectus.
Notwithstanding the foregoing, if (a) during the period that begins on the date that is 15 calendar days plus 3 business days before the last day of the 60-day restricted period and ends on the last day of such period, the Partnership issues an earnings release or material news or a material event relating to any Regency Party occurs; or (b) prior to the expiration of the 60-day restricted period, the Partnership announces that it will release earnings results during the 16-day period beginning on the last day of the 60-day period, the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. The Partnership shall promptly notify Morgan Stanley & Co. Incorporated of any earnings release, news or event that may give rise to an extension of the initial 60-day restricted period. The extension of the restricted period pursuant to this paragraph shall not apply if, within the 3 business days preceding the 15-calendar day period before the last day of the restricted period, the Partnership delivers (in accordance with the notice provisions hereof) to Morgan Stanley & Co. Incorporated, on behalf of the Underwriters, a certificate, signed by the Chief Financial Officer or Chief Executive Officer of GP LLC, certifying on behalf of the Partnership that the Common Units are “actively traded securities,” within the meaning of Rule 2711(f)(4) of FINRA.
          7. Covenants of the Underwriters. Each Underwriter severally covenants with the Partnership not to take any action that would result in the Partnership being required to file with the Commission under Rule 433(d) a free writing prospectus prepared by or on behalf of such Underwriter that otherwise would not be required to be filed by the Partnership thereunder, but for the action of the Underwriter.
          8. Indemnity and Contribution.
          (a) The Regency Parties, jointly and severally, agree to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any “issuer” information that the Partnership has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, or the Prospectus or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Regency Parties in writing by such Underwriter through you expressly for use therein.
          (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Regency Parties and their respective directors and officers who sign the Registration Statement and each person, if any, who controls the Regency Parties within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnities from the Regency Parties, jointly and severally, to such Underwriter, but only with reference to information relating to such

Underwriter furnished to the Regency Parties in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus or the Prospectus or any amendment or supplement thereto.
          (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or (b) hereof, such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (A) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and the directors, officers, employees and agents of each Underwriter, and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act or who are affiliates of any Underwriter within the meaning of Rule 405 under the Securities Act or (B) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Regency Parties, their directors, their officers who sign the Registration Statement and each person, if any, who controls the Regency Parties within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such directors, officers, employees, agents, control persons and affiliates of any Underwriters, such firm shall be designated in writing by the Representatives. In the case of any such separate firm for the Regency Parties, and such directors, officers and control persons of the Regency Parties, such firm shall be designated in writing by the Regency Parties. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and does not include a statement as to, or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.
          (d) To the extent the indemnification provided for in Section 8(a) or (b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Regency Parties on the one hand and the Underwriters on the other hand from the offering of the Units or (ii) if the allocation provided by clause (a)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (a)(i) above but also the relative fault of the Regency Parties on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Regency Parties on the one hand and the Underwriters on the other hand in connection with the offering of the Units shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Units (before deducting expenses) received by the Partnership and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Units. The relative fault of the Regency Parties on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Partnership or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters’ respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective number of Units they have purchased hereunder, and not joint.
          (e) The Regency Parties and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(d) hereof. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 8(d) hereof shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Units underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.
          (f) The indemnity and contribution provisions contained in this Section 8 and the representations, warranties and other statements of the Regency Parties contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter, any director, officer, employee or agent of any Underwriter, any person controlling any Underwriter or any affiliate of any Underwriter or by or on behalf of the Regency Parties, their respective officers or directors or any person controlling any of the Regency Parties and (iii) acceptance of and payment for any of the Units.
          9. Termination. The Underwriters may terminate this Agreement by notice given by you to the Partnership, if after the execution and delivery of this Agreement and prior to the Closing Date (a) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange or the NASDAQ Global Market, (b) trading of any securities of the Partnership shall have been suspended on the NASDAQ Global Market, (c) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (d) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (e) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets, or any calamity or crisis that, in your judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in your judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Units on the terms and in the manner contemplated in the Time of Sale Prospectus or the Prospectus.
          10. Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.
          If, on the Closing Date or an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Units that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Units which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one tenth of the aggregate number of the Units to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Units set forth opposite their respective names in Schedule I bears to the aggregate number of Firm Units set forth opposite the names of all such non defaulting Underwriters, or in such other proportions as you may specify, to purchase the Units which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Units that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 10 by an amount in excess of one ninth of such number of Units without the written consent of such Underwriter.
          If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Units and the aggregate number of Firm Units with respect to which such default occurs is more than one tenth of the aggregate number of Firm Units to be purchased on such date, and arrangements satisfactory to you and the Partnership for the purchase of such Firm Units are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non defaulting Underwriter or the Partnership. In any such case you or the Partnership shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement, in the Time of Sale Prospectus, in the Prospectus or in any other documents or arrangements may be effected.
          If, on an Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Units and the aggregate number of Additional Units with respect to which such default occurs is more than one tenth of the aggregate number of Additional Units to be purchased on such Option Closing Date, the non-defaulting Underwriters shall have the option to (a) terminate their obligation hereunder to purchase the Additional Units to be sold on such Option Closing Date or (b) purchase not less than the number of Additional Units that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.
          Other than for those reasons set forth in Section 9(a), (c), (d) or (e), if this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Partnership to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Partnership shall be unable to perform its obligations under this Agreement, the Partnership will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out of pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.
          11. Entire Agreement.
          (a) This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Units, represents the entire agreement between the Regency Parties and the Underwriters with respect to the preparation of any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, the conduct of the offering, and the purchase and sale of the Units.
          (b) The Regency Parties acknowledge that in connection with the offering of the Units: (i) the Underwriters have acted at arms length, are not agents of, and owe no fiduciary duties to, the Regency Parties or any other person, (ii) the Underwriters owe the Regency Parties only those duties and obligations set forth in this Agreement and prior written agreements (to the extent not superseded by this Agreement), if any, and (iii) the Underwriters may have interests that differ from those of the Regency Parties. Each of the Regency Parties hereby waives to the full extent permitted by applicable law any claims it may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the offering of the Units.
          12. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
          13. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.
          14. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.
          15. Notices. All communications hereunder shall be in writing and effective only upon receipt and (a) if to the Underwriters shall be delivered, mailed or sent to you in care of Morgan Stanley & Co. Incorporated,1585 Broadway, New York, New York 10036, Attention: Equity Syndicate Desk, with a copy to the Legal Department; (b) if to the Regency Parties, shall be sufficient in all respects if delivered or sent to the Partnership at the offices of the Partnership at 2001 Bryan Street, Suite 3700, Dallas, Texas 75201, Attention: Chief Legal Officer (facsimile: 214-750-1749).
[remainder of page left intentionally blank]

Very truly yours,

REGENCY ENERGY PARTNERS LP

By:	Regency GP LP, its general partner

By:	Regency GP LLC, its general partner

	By:	/s/ Byron R. Kelley

		Name:	Byron R. Kelley
		Title:	President and Chief Executive Officer

REGENCY GP LP

By:	Regency GP LLC, its general partner

	By:	/s/ Byron R. Kelley

		Name:	Byron R. Kelley
		Title:	President and Chief Executive Officer

REGENCY GP LLC

By:	/s/ Byron R. Kelley

	Name:	Byron R. Kelley
	Title:	President and Chief Executive Officer

REGENCY GAS SERVICES LP

By:	Regency OLP GP LLC, its general partner

	By:	/s/ Byron R. Kelley

		Name:	Byron R. Kelley
		Title:	President and Chief Executive Officer

REGENCY OLP GP LLC

By:	/s/ Byron R. Kelley

	Name:	Byron R. Kelley
	Title:	President and Chief Executive Officer
Signature Page 1 to Underwriting Agreement

Agreed and accepted as of the date hereof
Morgan Stanley & Co. Incorporated
Merrill Lynch, Pierce, Fenner & Smith
                    Incorporated
Barclays Capital Inc.
Citigroup Global Markets Inc.
Credit Suisse Securities (USA) LLC
J.P. Morgan Securities Inc.
UBS Securities LLC
Wells Fargo Securities, LLC
Acting severally on behalf of themselves and the several
Underwriters named in Schedule I hereto.

By:	Morgan Stanley & Co. Incorporated

By:	/s/ Ken Pott

	Name:	Ken Pott
	Title:	Managing Director

By:	Merrill Lynch, Pierce, Fenner & Smith
Incorporated

By:	/s/ Mark A. Sooby

	Name:	Mark A. Sooby
	Title:	Managing Director

By:	Barclays Capital Inc.

By:	/s/ Victoria Hale

	Name:	Victoria Hale
	Title:	Vice President

By:	Citigroup Global Markets Inc.

By:	/s/ Michael J. Casey

	Name:	Michael J. Casey
	Title:	Director

By:	Credit Suisse Securities (USA) LLC

By:	/s/ Michael Cannon

	Name:	Michael Cannon
	Title:	Managing Director
Signature Page 2 to Underwriting Agreement

By:	J.P. Morgan Securities Inc.

By:	/s/ Geoffrey Paul

	Name:	Geoffrey Paul
	Title:	Vice President

By:	UBS Securities LLC

By:	/s/ Zach Jordan

	Name:	Zach Jordan
	Title:	Executive Director

By:	/s/ Matthew Hartman

	Name:	Matthew Hartman
	Title:	Associate Director

By:	Wells Fargo Securities, LLC

By:	/s/ David Herman

	Name:	David Herman
	Title:	Director
Signature Page 3 to Underwriting Agreement

SCHEDULE I

Number of Firm Units
Underwriter	To Be Purchased
Morgan Stanley & Co. Incorporated	1,884,831
Merrill Lynch, Pierce, Fenner & Smith Incorporated	1,884,831
Barclays Capital Inc.	1,884,831
Citigroup Global Markets Inc.	1,884,831
Credit Suisse Securities (USA) LLC	1,435,043
J.P. Morgan Securities Inc.	1,435,043
UBS Securities LLC	1,884,831
Wells Fargo Securities, LLC	1,435,043
Deutsche Bank Securities Inc.	321,278
Morgan Keegan & Company, Inc.	321,278
RBC Capital Markets Corporation	321,278
Stifel, Nicolaus & Company, Incorporated.	321,278
Robert W. Baird & Co. Incorporated	235,604

Total:	15,250,000

Schedule I

SCHEDULE II
TIME OF SALE PROSPECTUS & PERMITTED FREE WRITING PROSPECTUSES
     1. Preliminary Prospectus dated August 10, 2010 and filed with the Securities and Exchange Commission on August 10, 2010
Schedule II

SCHEDULE III
PRICING TERMS

Issuer:	Regency Energy Partners LP

Symbol:	RGNC

Size:	$362,950,000 (pre greenshoe)

Total Units Offered:	15,250,000 Common Units

Greenshoe Units Offered:	2,287,500 Common Units (option to purchase from Issuer)

Price to Public:	$23.80 per Common Unit

Trade Date:	August 11, 2010

Closing Date:	August 16, 2010 (T+3)

CUSIP No:	75885Y107

Underwriters:	Morgan Stanley & Co. Incorporated
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Barclays Capital Inc.
Citigroup Global Markets Inc.
Credit Suisse Securities (USA) LLC
J.P. Morgan Securities Inc.
UBS Securities LLC
Wells Fargo Securities, LLC
Deutsche Bank Securities Inc.
Morgan Keegan & Company, Inc.
RBC Capital Markets Corporation
Stifel, Nicolaus & Company, Incorporated
Robert W. Baird & Co. Incorporated

Schedule III

EXHIBIT A
FORM OF LOCK-UP AGREEMENT
August 11, 2010
Morgan Stanley & Co. Incorporated
Merrill Lynch, Pierce, Fenner & Smith
          Incorporated
Barclays Capital Inc.
Citigroup Global Markets Inc.
Credit Suisse Securities (USA) LLC
J.P. Morgan Securities Inc.
UBS Securities LLC
Wells Fargo Securities, LLC
     Acting severally on behalf of themselves and the
     several Underwriters named in Schedule I hereto

c/o	Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036
Ladies and Gentlemen:
     The undersigned understands that Morgan Stanley & Co. Incorporated (“Morgan Stanley”) proposes to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Regency Energy Partners LP, a Delaware limited partnership (the “Partnership”), Regency GP LP, a Delaware limited partnership and the general partner of the Partnership (the “General Partner”), Regency GP LLC, a Delaware limited liability company and the general partner of the General Partner (“GP LLC”), Regency Gas Services LP, a Delaware limited partnership (the “Operating Partnership”), and Regency OLP GP LLC, a Delaware limited liability company and the general partner of the Operating Partnership (the “Operating Partnership GP” and, together with the Partnership, the General Partner, GP LLC and the Operating Partnership, the “Regency Parties”) providing for the public offering (the “Public Offering”) by the several Underwriters, including Morgan Stanley (the “Underwriters”), of an aggregate of 15,250,000 common units representing limited partner interests in the Partnership (the “Common Units”)
     To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 60 days after the date of the final prospectus relating to the Public Offering (the “Prospectus”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Units beneficially owned (as such term is used in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), by the undersigned or any other securities so owned convertible into or exercisable or exchangeable for Common Units or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Units, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Units or such other securities, in cash or otherwise.

     The restrictions contained in the foregoing paragraph shall not apply to (a) the registration of the offer and sale of Common Units as contemplated by the Underwriting Agreement and the sale of the Common Units to the Underwriters in the Public Offering, (b) the issuance by the Partnership of Common Units upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof which has been disclosed in the Registration Statement, the preliminary prospectus or the Prospectus; (c) transactions relating to Common Units or other securities acquired in open market transactions after the completion of the Public Offering, provided that no filing under Section 16(a) of the Exchange Act shall be required or shall be voluntarily made in connection with subsequent sales of Common Units or other securities acquired in such open market transactions; (d) transfers of Common Units or any security convertible into Common Units as a bona fide gift; (e) dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned; (f) distributions of Common Units or any security convertible into Common Units to limited partners or stockholders of the undersigned; provided that, in the case of any transfer or distribution pursuant to clause (d), (e), or (f) above, (i) each donee or distributee shall sign and deliver a lock up letter substantially in the form of this letter and (ii) no filing under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of Common Units, shall be required or shall be voluntarily made during the restricted period referred to in the foregoing sentence; (g) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of Common Units, provided that such plan does not provide for the transfer of Common Units during the restricted period and no public announcement or filing under the Exchange Act regarding the establishment of such plan shall be required of or voluntarily made by or on behalf of the undersigned or the Partnership; or (h) the issuance of Common Units or employee unit options not exercisable during the restricted period pursuant to any benefit plan described in the Registration Statement, preliminary prospectus or the Prospectus. For purposes of this paragraph, “immediate family” shall mean the undersigned and the spouse, any lineal descendent, father, mother, brother or sister of the undersigned.
     In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 60 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any Common Units or any security convertible into or exercisable or exchangeable for Common Units. The undersigned also agrees and consents to the entry of stop transfer instructions with the Partnership’s transfer agent and registrar against the transfer of the undersigned’s Common Units except in compliance with the foregoing restrictions.
     If:
     (1) during the period that begins on the date that is fifteen (15) calendar days plus three (3) business days before the last day of the restricted period and ends on the last day of such period, the Partnership issues an earnings release or material news or a material event relating to any Regency Party occurs; or
     (2) prior to the expiration of the restricted period, the Partnership announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the restricted period;
the restrictions imposed by this agreement shall continue to apply until the expiration of the period that is that is fifteen (15) calendar days plus three (3) business days after the date on which the issuance of the earnings release or the occurrence of the material news or material event.
     The undersigned shall not engage in any transaction that may be restricted by this agreement during the 34-day period beginning on the last day of the initial restricted period unless the undersigned requests and receives prior written confirmation from the GP LLC or Morgan Stanley that the restrictions imposed by this agreement have expired; provided, however, that this paragraph shall not apply if (i) the safe harbor provided by Rule 139 under the Securities Act of 1933, as amended, is available in the manner contemplated by Rule 2711(f)(4) of the Financial Industry Regulatory Authority, formerly known as the National Association of Securities Dealers, Inc. (“FINRA”); and (ii) within the 3 business days preceding the 15 calendar day period before the last day of the restricted period, the Partnership delivers (in accordance with the notice provisions of the Underwriting Agreement) to Morgan Stanley a certificate, signed by the Chief Financial Officer or Chief Executive Officer of GP LLC, certifying on behalf of the Partnership that the Partnership’s units of Common Units are “actively traded securities,” within the meaning of Rule 2711(f)(4) of FINRA.
     The undersigned understands that the Partnership and the Underwriters are relying upon this agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.
     Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Partnership and the Underwriters.

Very truly yours,

(Name)

(Address)

EXHIBIT A-1
PARTIES TO LOCK-UP AGREEMENT

	Number of	Number of		Number of
	Common	Restricted	Number of	Phantom
Executive	Units	Units	Options	Units
ETE GP Acquirer LLC	26,266,791	—	—	—
Byron R. Kelley	106,501	—	—	40,000
Stephen L. Arata	190,627	—	35,000	14,000
Chris D. Rozzell	31,693	—	5,000	10,000
Lawrence B. Connors	88,191	—	15,000	4,000
Paul M. Jolas	18,019	—	—	17,000
Dennie W. Dixon	19,672	—	—	7,000
John D. Harkey	—	—	—	—
John W. McReynolds	—	—	—	—

Total	51,396,071	—	55,000	92,000

A-1-1

EXHIBIT B
FORM OF OPINION OF MAYER BROWN LLP
     1. Each of the Regency Parties has been duly formed and is validly existing as a limited partnership, limited liability company or corporation, as the case may be, is in good standing under the laws of its respective jurisdiction of formation or incorporation, with full limited partnership, limited liability company or corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the preliminary prospectus, the Prospectus, and the Permitted Free Writing Prospectuses, if any, to execute and deliver the Underwriting Agreement and to perform its obligations thereunder, including, without limitation, to issue, sell and deliver the Units as contemplated by the Underwriting Agreement.
     2. The Partnership Entities are each duly qualified to do business as a foreign limited partnership, limited liability company or corporation, as the case may be, and are in good standing in each jurisdiction set forth on Annex II to this opinion.
     3. The General Partner is the sole general partner of the Partnership with a 2.0% general partner interest in the Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Partnership Agreement; and the General Partner owns such general partner interest free and clear of all liens, encumbrances and security interests except for restrictions on transferability contained in Section 4.8 of the Partnership Agreement and as otherwise described in the Registration Statement, the preliminary prospectus and the Prospectus and (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to us, without independent investigation, other than those created by or arising under the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”) or contained in the Partnership Agreement.
     4. All of the Common Units of the Partnership outstanding prior to the issuance of the Units to be sold by the Partnership have been duly authorized and are validly issued in accordance with the Partnership Agreement, fully paid (to the extent required under the Partnership Agreement) and non assessable (except as such nonassessability may be affected by Sections 17-303 and 17-607 of the Delaware Revised Uniform Limited Partnership Act (the “Delaware LP Act”) and as otherwise described in the Prospectus under the caption “The Partnership Agreement—Limited Liability” and in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2009 under Item 1A “Risk Factors — Risks Related to Our Structure”).
     5. The ETE Units and the limited partner interests represented thereby and the Incentive Distribution Rights have been duly authorized and validly issued in accordance with the Partnership Agreement, and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303 and 17-607 of the Delaware LP Act and as otherwise described in the Prospectus under the caption “The Partnership Agreement— Limited Liability” and in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2009 under Item 1A “Risk Factors — Risks Related to Our Structure” and any similar sections or information, if any, contained in the Permitted Free Writing Prospectuses, if any) and the ETE Units and the Incentive Distribution Rights owned by the General Partner, are owned free and clear of all liens, encumbrances and security interests (except with respect to the restrictions on transferability contained in Section 4.8 of the Partnership Agreement and as otherwise described in the Prospectus) and (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as debtor is on file as of a recent date in the office of the Secretary of State of the State of

Delaware or (ii) otherwise known to us, without independent investigation, other than, in each case, those created by or arising under the Delaware LP Act or contained in the Partnership Agreement.
     6. The GE Investor Units and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement, and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303 and 17-607 of the Delaware LP Act and as otherwise described in the Prospectus under the caption “The Partnership Agreement— Limited Liability” and in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2009 under Item 1A “Risk Factors — Risks Related to Our Structure” and any similar sections or information, if any, contained in the Permitted Free Writing Prospectuses, if any).
     7. The Units to be issued and sold by the Partnership, and the limited partner interests represented thereby, when issued and delivered to the Underwriters against payment therefore in accordance with the terms of the Underwriting Agreement, have been duly authorized and validly issued and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303 and 17-607 of the Delaware LP Act and as otherwise described in the Prospectus under the caption “The Partnership Agreement— Limited Liability” and in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2009 under Item 1A “Risk Factors — Risks Related to Our Structure”).
     8. Other than Edwards Lime Gathering, of which the Partnership owns 60% of the outstanding limited liability company interests, RIGS HPC, of which the Partnership owns 43% of the outstanding partnership interests, RIGS GP and Regency Intrastate LP, which are wholly owned, directly or indirectly, by RIGS HPC, and MEP, of which the Partnership owns, directly or indirectly, 49.9% of the outstanding limited liability company interests, the Partnership owns 100% of the outstanding partnership interests, limited liability company interests or capital stock, as the case may be, in each of the Subsidiaries free and clear of all liens, encumbrances and security interests (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware, (ii) otherwise known to us, without independent investigation, other than, in each case, those created by or arising under the Delaware LP Act or contained in the applicable partnership or limited liability company agreement of any such entity that is a limited partnership or limited liability company and those created to secure indebtedness, interest or other obligations under the Credit Agreement. Such ownership interests have been duly authorized and validly issued in accordance with the organizational documents of the respective Subsidiaries, and are fully paid (to the extent required under their respective organizational documents) and nonassessable (except as such nonassessability may be affected by Section 18-607 of the Delaware Limited Liability Company Act (the “Delaware LLC Act”), in the case of a Delaware limited liability company, or Sections 17-303 and 17-607 of the Delaware LP Act in the case of a Delaware limited partnership). In the case of an Operating Subsidiary that is a limited partnership, the general partner interests therein are duly authorized and validly issued in accordance with the limited partnership agreements of the respective Subsidiary.
     9. GP LLC owns the 0.001% outstanding general partner interests in the General Partner and ETE Acquirer owns the 99.999% outstanding limited partner interests in the General Partner; all of such interests have been duly authorized and validly issued in accordance with the General Partner LP Agreement and are fully paid (to the extent required under the General Partner LP Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303 and 17-607 of the Delaware LP Act); and GP LLC and ETE Acquirer own such respective partnership interests free and clear of all liens, encumbrances and security interests (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming GP LLC or ETE Acquirer as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to us, without independent investigation, other than, in each case, those created by or arising under the Delaware LP Act or contained in the applicable partnership or limited liability company agreement of any such entity and, with respect to the GP LLC’s general partner interest in the General Partner, other than those created to secure indebtedness, interest or other obligations under the Credit Agreement.
     10. ETE Acquirer owns 100% of the outstanding ownership interests in GP LLC; all of such interests have been duly authorized and validly issued in accordance with the GP LLC Agreement and are fully paid (to the extent required under the GP LLC Agreement) and nonassessable (except as such nonassessability may be affected by Section 18-607 of the Delaware LLC Act); and ETE Acquirer owns such limited liability company interests free and clear of all liens, encumbrances and security interests (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming ETE Acquirer as debtor is on file as of a recent date in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to us, without independent investigation, other than, in each case, those created by or arising under the Delaware LLC Act or contained in the Partnership Agreement.
     11. The Underwriting Agreement has been duly authorized, executed and delivered by the Regency Parties.
     12. The Registration Statement has become effective under the Securities Act and, to such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement and no proceedings for that purpose are pending or threatened under the Securities Act, and any required filing of the Prospectus and any supplement thereto pursuant to Rule 424 under the Securities Act has been made in the manner and within the time period required by such Rule 424; and the Common Units are registered under Section 12 of the Exchange Act.
     13. The execution, delivery and performance of the Underwriting Agreement by the Regency Parties, the sale of the Units by the Partnership and the consummation of the transactions contemplated by the Underwriting Agreement do not and will not (i) conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under) the organizational documents of any of the Partnership Entities, except as disclosed in the Registration Statement, the preliminary prospectus and the Prospectus, (ii) result in any breach or violation of or constitute a default under (or an event that, with notice or lapse of time or both, would constitute such a breach or violation of or default under), any agreement filed as an exhibit to the Registration Statement or as an exhibit to the Partnership’s Form 10-K for the year ended December 31, 2009 or any subsequent reports filed under the Exchange Act by the Partnership or (iii) violate any applicable law of the United States of America, the Delaware LP Act or the Delaware LLC Act that is applicable to the Partnership Entities, excluding in the case of clauses (ii) and (iii) above any such breaches, violations and defaults that would not have a Material Adverse Effect; provided, however, that no opinion is expressed pursuant to clause (iii) with respect to anti-fraud provisions of federal or state securities laws and tax laws.
     14. No approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency applicable to the Partnership Entities is required in connection with the (i) execution, delivery and performance of the Underwriting Agreement by the Regency Parties, or (ii) sale of the Units by the Partnership pursuant to the Underwriting Agreement, other than registration of the Units under the Securities Act, which has been or will be effected, and any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Units are being offered by the Underwriters or under the rules and regulations of FINRA.

     15. The Units and the Incentive Distribution Rights conform in all material respects to the descriptions thereof contained in the Registration Statement, the preliminary prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any.
     16. The statements in the Registration Statement, the preliminary prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, under the captions “How We Make Cash Distributions,” “Description of Our Common Units,” “The Partnership Agreement,” “Underwriting,” and “Material Income Tax Consequences,” insofar as they constitute a description of contracts or legal proceedings or refer to statements of law or legal conclusions, are accurate and complete in all material respects.
     17. The opinion of Mayer Brown LLP that is filed as Exhibit 8.1 to the Registration Statement is confirmed and the Underwriters may rely upon such opinion as if it were addressed to them.
     18. The Registration Statement, the preliminary prospectus, the Prospectus, the Permitted Free Writing Prospectuses, if any, and any further amendments or supplements thereto made by the Partnership prior to the date hereof (except for the financial statements and the notes and financial schedules thereto, and other financial and other related accounting data included therein, as to which such counsel need express no opinion) appear on their face to comply as to form in all material respects with the requirements of the Securities Act and the rules and regulations promulgated thereunder (including, in the case of the Prospectus, Section 10(a) of the Securities Act).
     19. None of the Partnership Entities is an “investment company” as such term is defined in the Investment Company Act.
     20. Such counsel has participated in conferences with officers and other representatives of the Partnership, and the independent registered public accounting firms of the Partnership, and with representatives and legal counsel of the Underwriters, at which the contents of the Registration Statement, the preliminary prospectus, the Prospectus, the Permitted Free Writing Prospectuses, if any, and related matters were discussed. Although such counsel need not pass upon and need not assume any responsibility for the accuracy, completeness or fairness of the statements (including the financial statements and related schedules, including the notes and schedules thereto and the auditor’s report thereon, or other financial and accounting information contained or incorporated by reference in the Registration Statement, the preliminary prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any (except to the extent set forth in paragraph 14 above), and such counsel need not independently verify the accuracy, completeness or fairness of such statements (except as aforesaid), on the basis of the foregoing, no facts have come to such counsel’s attention that lead such counsel to believe that (A) the Registration Statement (other than (x) the financial statements included or incorporated by reference therein, including the notes and schedules thereto and the auditors’ reports thereon, and (y) the other financial information included therein as to which such counsel need not comment), as of its Effective Time and as of August 11, 2010, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) Time of Sale Prospectus (other than (x) the financial statements included or incorporated by reference therein, including the notes and schedules thereto and the auditors’ reports thereon, and (y) the other financial information included therein as to which such counsel need not comment), as of 7:10 a.m., Central Standard Time on August 11, 2010 (the “Applicable Time”), and assuming that the pricing information, including the number of Common Units offered and proceeds to the Partnership contained in Schedule C to the Underwriting Agreement was orally conveyed to purchasers of the Units from the Underwriters, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or (C) the Prospectus (other than (x) the financial statements included therein, including the notes and schedules thereto and the auditors’ reports thereon, and (y) the other financial information included therein as to which we do not comment), as of its date and as of the date hereof contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; it being also understood that such counsel need not express any statement or belief with respect to representations and warranties included in the exhibits to the Registration Statement.

EXHIBIT C
FORM OF OPINION OF PAUL JOLAS,
CHIEF LEGAL OFFICER OF GP LLC
1.	Each of the Partnership Entities has been duly formed and is validly existing as a general partnership, limited partnership, limited liability company or corporation, as the case may be, is in good standing under the laws of its respective jurisdiction of formation or incorporation, with full limited partnership, limited liability company or corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the preliminary prospectus and the Prospectus.

2.	The Partnership has an authorized and outstanding capitalization as set forth in the Registration Statement, the preliminary prospectus and the Prospectus (and any similar sections or information, if any, contained in any Permitted Free Writing Prospectus attached hereto as Annex A); all of the issued and outstanding units representing limited partner interests of the Partnership have been duly authorized and validly issued, are fully paid and non-assessable.

3.	Except as described in the Registration Statement, the preliminary prospectus and the Prospectus, there are no options, warrants, preemptive rights or other rights to subscribe for or purchase, nor any restriction upon the voting or transfer of, any ownership interests in any Partnership Entity. Except as set forth in the Registration Statement, the preliminary prospectus and the Prospectus, and as provided in the Partnership Agreement, neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated by the Underwriting Agreement gives rise to any rights for or relating to the registration of any Units or other securities of any of the Partnership Entities or the right of any person to act as an underwriter or as a financial advisor to any of the Partnership Entities or to receive any fee for advisory services in connection with the offer and sale of the Units.

4.	Except as described in the Registration Statement, the preliminary prospectus and the Prospectus, there are no actions, suits, claims, investigations or proceedings pending or, to the knowledge of the undersigned, threatened, to which any of the Partnership Entities or of which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, except any such action, suit, claim, investigation or proceeding that is not required to be described in the Registration Statement, the preliminary prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, and would not result in a judgment, decree or order having, individually or in the aggregate, a Material Adverse Effect or preventing consummation of the transactions contemplated by the Underwriting Agreement.

5.	To such counsel’s knowledge, there are no contracts or other documents which are required to be described in the preliminary prospectus and the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the rules and regulations promulgated thereunder that have not been described in the preliminary prospectus and the Prospectus or filed as exhibits to the Registration Statement.

6.	Each of the organizational documents or agreements of the Partnership Entities to which any Partnership Entity is a party has been duly authorized and validly executed and delivered by or on behalf of the Partnership Entity party thereto.

7.	The Underwriting Agreement has been duly authorized, executed and delivered by each of the Regency Parties.

8.	The execution, delivery and performance of the Underwriting Agreement by the Regency Parties, the issuance and sale of the Units and the consummation of the transactions contemplated by the Underwriting Agreement will not conflict with, result in any breach or violation of or constitute a default under (or constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under) any (A) indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which any Partnership Entity is a party or by which any of them or any of their respective properties may be bound or affected, except as disclosed in the Registration Statement, the preliminary prospectus and the Prospectus, and for any such breach, violation or default that would not have a Material Adverse Effect, or (B) any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the any of the Partnership Entities, except as disclosed in the Registration Statement, the preliminary prospectus and the Prospectus.

9.	Other than its direct or indirect ownership interests in the Subsidiaries, the Partnership does not own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity.

10.	Such counsel has participated in conferences with officers and other representatives of the Partnership Entities, representatives of the independent public accountants of the General Partner and the Partnership and representatives of the Underwriters at which the contents of the Registration Statement, the preliminary prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, and related matters were discussed and, although such counsel need not pass upon and need not assume responsibility for the accuracy, completeness or fairness of the statements (including the financial statements and related schedules, including the notes and schedules thereto and the auditor’s report thereon, or other financial and accounting information (contained or incorporated by reference in the Registration Statement, the preliminary prospectus, the Prospectus or the Permitted Free Writing Prospectuses, if any, on the basis of the foregoing nothing has come to the attention of such counsel that causes such counsel to believe that (A) the Registration Statement (other than (x) the financial statements included or incorporated by reference therein, including the notes and schedules thereto and the auditors’ reports thereon, and (y) the other financial information included therein as to which such counsel need not comment), as of the Effective Time, contained an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) the Time of Sale Prospectus (other than (x) the financial statements included or incorporated by reference therein, including the notes and schedules thereto and the auditors’ reports thereon, and (y) the other financial information included therein as to which such counsel need not comment), as of the Applicable Time, and assuming that the pricing information, including the number of Common Units offered and proceeds to the Partnership contained in Schedule C to the Underwriting Agreement was orally conveyed to purchasers of the Units from the Underwriters, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or (C) the Prospectus (other than (x) the financial statements included therein, including the notes and schedules thereto and the auditors’ reports thereon, and (y) the other financial information included therein as to which we do not comment), as of its date, as of the date of the Underwriting Agreement, and as of the date hereof contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. As used herein, “Applicable Time” means 7:10 a.m., Central Standard Time, on August 11, 2010.

EXHIBIT D
FORM OF OPINION OF VINSON & ELKINS L.L.P.
     1. The Units to be issued and sold by the Partnership and the limited partner interests represented thereby, when issued and delivered to the Underwriters against payment therefore in accordance with the terms of the Underwriting Agreement, will have been duly authorized and validly issued and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303 and 17-607 of the Delaware LP Act and as otherwise described in the Prospectus under the caption “The Partnership Agreement— Limited Liability” and in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2009 under Item 1A “Risk Factors — Risks Related to Our Structure”).
     2. The Underwriting Agreement has been duly authorized, executed and delivered by the Partnership, the General Partner and GP LLC.
     3. The statements relating to legal matters, documents or proceedings included in the Time of Sale Prospectus and the Prospectus under the caption “Underwriting,” fairly summarize in all material respects such legal matters, documents or proceedings, subject to the qualifications and assumptions stated therein.
     4. (A) In the opinion of such counsel the Registration Statement and the Prospectus (except for the financial statements and financial schedules and other financial data included therein, as to which such counsel need not express any opinion) appear on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder, and (B) nothing has come to the attention of such counsel that causes such counsel to believe that (1) the Registration Statement or the prospectus included therein (except for the financial statements and financial schedules and other financial data included therein, as to which such counsel need not express any belief) at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (2) the Time of Sale Prospectus (except for the financial statements and financial schedules and other financial included therein, as to which such counsel need not express any belief) as of the date of this Agreement or as amended or supplemented, if applicable, and as of the Closing Date contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (3) the Prospectus (except for the financial statements and financial schedules and other financial data included therein, as to which such counsel need not express any belief) as of its date or as amended or supplemented, if applicable, and as of the Closing Date contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
. With respect to clause (4) above, Vinson & Elkins L.L.P. may state that their opinions and beliefs are based upon their participation in the preparation of the Registration Statement, the Time of Sale Prospectus and the Prospectus and any amendments or supplements thereto (other than the documents incorporated by reference) and upon review and discussion of the contents thereof (including documents incorporated by reference), but are without independent check or verification, except as specified.

D-1

EXHIBIT E
REGENCY GP LLC
OFFICER’S CERTIFICATE
August 16, 2010
     The undersigned officer of Regency GP LLC, a Delaware limited liability company (the “GP LLC”) and the general partner of Regency GP LP, a Delaware limited partnership (the “General Partner”), which is the general partner of Regency Energy Partners LP, a Delaware limited partnership (the “Partnership” and, together with the GP LLC and the General Partner, the “Regency Entities”), on behalf of the Regency Entities, do hereby certify pursuant to Section 5(c) of that certain Underwriting Agreement dated August 11, 2010 (the “Underwriting Agreement”) among the Regency Entities and the other parties thereto, that as of the date hereof:
     A. I am the duly elected and acting [•] of GP LLC.
     B. The conditions set forth in Sections 5(a) and 6(b) of the Underwriting Agreement have been fully satisfied.
     C. Since the Effective Time, there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement, the preliminary prospectus or the Prospectus that has not been so set forth.
     D. The representations and warranties of the Regency Entities contained in the Underwriting Agreement are true and correct as of the date hereof, with the same effect as if made on and as of the date hereof, and all agreements therein to be performed or complied with by the Regency Entities on or prior to the date hereof have been duly performed and complied with by the Regency Entities.
     E. Each of the Regency Entities has performed all obligations required to be performed by it pursuant to the terms of the Underwriting Agreement.
     F. Each of (i) Mayer Brown LLP and (ii) Vinson & Elkins L.L.P. is entitled to rely on this certificate in connection with the opinion that such firm is rendering pursuant to Section 5 of the Underwriting Agreement.
     Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.

E-1

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date first written above.

Name:
Title:

E-2